Assets Held for Sale	12 Months Ended
Dec. 31, 2021
Assets Held for Sale [Abstract]
Assets Held for Sale

16. ASSETS HELD FOR SALE
In 2021, the Company entered into agreements to sell 337 gas stations in Cenovus's retail fuels network, in the Retail segment, located across Western Canada and Ontario for gross proceeds of $420 million. The sales are expected to close in mid-2022. Operating margin associated with the retail assets held for sale for the year ended December 31, 2021 was $64 million.
The Company also entered into agreements to sell its Tucker asset in the Oil Sands segment and its Conventional segment assets located in the Wembley area in 2021. The sale of the Tucker asset closed on January 31, 2022, for gross cash proceeds of $800 million and the sale of the Wembley assets is expected to close during first three months of 2022 for gross proceeds of $238 million.
These assets were recorded at the lesser of their carrying amount and their fair value less cost to sell. No impairments were recorded on the assets held for sale as at December 31, 2021.

As at December 31, 2021	PPE (Note 18)	ROU Assets (Note 19)	Goodwill (Note 22)	Lease Liabilities (Note 26)	Decommissioning Liabilities (Note 27)
Retail	498	54	—	(58)	(86)
Tucker	505	—	88	—	(33)
Wembley	159	—	—	—	(9)
	1,162	54	88	(58)	(128)